UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2014

OCONEE FEDERAL FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	001-35033 (Commission File Number)	32-0330122 (I.R.S. Employer Identification No.)

201 East North Second Street, Seneca, South Carolina 29678

(Address of principal executive offices)

(864) 882-2765

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 1, 2014, Oconee Federal Financial Corp. (the “Company”), its parent company, Oconee Federal, MHC (“Oconee MHC”), and its wholly-owned subsidiary, Oconee Federal Savings and Loan Association (“Oconee Federal”), completed the acquisition of Stephens Federal Bank (“Stephens Federal”) following the voluntary supervisory conversion of Stephens Federal from a federally chartered mutual savings association to a federally chartered stock savings association. The acquisition was consummated in accordance with the Agreement and Plan of Merger by and among the Company, Oconee MHC, Oconee Federal and Stephens Federal dated February 26, 2014, as amended on May 6, 2014 (the “Merger Agreement”), pursuant to which Stephens Federal merged with and into Oconee Federal, with Oconee Federal as the surviving institution.

Pursuant to the terms of the Merger Agreement, Stephens Federal completed a voluntary supervisory conversion from a federally chartered mutual savings association to a federally chartered stock savings association immediately prior to the merger with Oconee Federal. Accordingly, no consideration was paid by Oconee Federal or the Company in connection with the acquisition of Stephens Federal; however, upon completion of the merger, the Company issued 36,954 shares of Company common stock to Oconee MHC, which is equal to the quotient of (i) the valuation of Stephens Federal as determined by an independent third party, divided by (ii) the average closing price of the Company’s common stock for the 20 consecutive trading days ending on the third trading day preceding the effective date of the acquisition.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on February 27, 2014, and the amendment to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on May 7, 2014, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K no later than February 12, 2015.

(b)	Pro forma financial information.

Pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K no later than February 12, 2015.

(c)	Shell company transactions. None.

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCONEE FEDERAL FINANCIAL CORP.

Date: December 3, 2014	By:	/s/ Curtis T. Evatt
Curtis T. Evatt
President
(Duly Authorized Representative)